UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 13, 2004

The Cooper Companies, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	1-8597	94-2657368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6140 Stoneridge Mall Road, Suite 590, Pleasanton, California	94588
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (925) 460-3600

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Incentive Payment Plans

On December 13, 2004, the Organization and Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of The Cooper Companies, Inc. (“Cooper”) awarded bonuses pursuant to the 2004 Incentive Payment Plan (the “2004 Plan”) for Cooper and its subsidiaries, CooperVision, Inc. and CooperSurgical, Inc. (collectively with Cooper, the “Company”), a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The 2004 Plan provided incentives to officers and key employees of the Company who could contribute significantly to increasing the Company’s revenue, income and cash flow. Participation levels under the Company’s 2004 Plan were set at percentages of base salaries previously assigned to designated positions within the Company. Awards were paid with respect to the Company’s 2004 fiscal year ended October 31, 2004 when the operating business’ or the Company’s consolidated results (depending upon the named participant’s employer) met specified performance targets. Performance targets for named participants employed by an operating subsidiary were tied to the attainment by that business of specified levels of net revenue, operating income and cash flow as defined. For named participants employed by Cooper, performance targets were tied to the attainment of certain levels of consolidated net revenue, net income and cash flow as defined. In addition, a significant component of the participants’ awards were granted on a discretionary basis by each participant’s division head or the Chief Executive Officer, or in the case of the five most highly paid executive officers and named Section 16(b) officers, by the Committee, following an assessment of each participant’s performance.

Also attached hereto as Exhibit 99.2, and incorporated by reference, is the 2005 Incentive Payment Plan (the “2005 Plan”) for the Company which was adopted by the Committee. The terms of the 2005 Plan, other than the specified levels for the performance targets, are substantially the same as those of the 2004 Plan.

Option Grants to Executives

On October 25, 2004 and December 14, 2004, the Board of Cooper granted stock options (the “Options”) to Company executives under The Amended and Restated 2001 Long-Term Incentive Plan of The Cooper Companies, Inc. (as amended, the “LTIP Plan”), previously filed as Exhibit B to the Company’s Proxy Statement for its 2004 Annual Meeting of Shareholders. The terms of such Options are governed by the LTIP Plan and a standard form agreement (the “LTIP Agreement”) which is delivered to each grantee, a copy of which is attached hereto as Exhibit 99.3 and which is incorporated herein by reference.

LTIP Agreement: As detailed more fully in the LTIP Agreement, grantees receive stock options to purchase shares of Cooper common stock, par value $.10 per share, at a price equal to 100% of the fair market value of the common stock on the date of grant (calculated as the closing price on the date of grant, the “Grant Price”). The exercisability and future value of these options is directly linked to increases in the price of Cooper’s common stock. The options vest as follows: (i) one quarter of the options vest when the fair market value of Cooper’s common stock increases 12% above the Grant Price, provided that such options are not exercisable before the first business day following one hundred and eighty (180) days after the date of grant; (ii) one quarter of the options vest when the fair market value of Cooper’s common stock increases 20% above the Grant Price, provided that such options are not exercisable before the first business day following one hundred and eighty (180) days after the first anniversary of the date of grant; (iii) one quarter of the options vest when the fair market value of Cooper’s common stock increases 30% above the Grant Price, provided that such options are not exercisable before the first business day following one hundred and eighty (180) days after the second anniversary of the date of grant; and (iv) one quarter of the options vest when the fair market value of Cooper’s common stock increases 40% above the Grant Price, provided that such options are not exercisable before the first business day following one hundred and eighty (180) days after the third anniversary of the date of grant; all options not otherwise vested shall vest on the date immediately preceding the fifth anniversary of the date of grant. The options expire on the close of business on the date immediately preceding the tenth anniversary of the date of grant.

The options may be exercised only if the optionee remains employed by the Company. If the optionee’s employment with the Company is terminated without Cause (as defined in the LTIP Plan), the unexercised vested portion of the options is exercisable until the earlier of the expiration date or three months after the date of the optionee’s termination without Cause. If the optionee’s employment with the Company is terminated with Cause or voluntarily terminated by the optionee, unexercised portions of the options are terminated immediately. If the optionee ceases to be a Company employee due to death, the unexercised vested portion of the options is exercisable until the earlier of the expiration date or one year after the date of the optionee’s death. If the optionee ceases to be a Company employee due to retirement or disability, for options which have vested the optionee may exercise any unexercised vested portion of the options until the earlier of the options’ expiration date and the third anniversary of the optionee’s retirement or termination of employment due to disability; provided, however, that the unexercised portion of the options shall terminate immediately if the optionee owns more than 5% of the shares of outstanding common stock of a competitor of the Company or provides services either directly or indirectly to such competitor.

Non-Employee Director Compensation

For fiscal year 2005, each Non-Employee Director will receive a stipend of $30,000 for the year, and the Lead Director of the Board will receive a stipend of $35,625. Exhibit 99.4 hereto sets forth the current arrangements for Non-Employee Directors.

The Company previously adopted, and the Company’s shareholders approved, The 1996 Long Term Incentive Plan for Non-Employee Directors of The Cooper Companies, Inc. (as amended, the “Non-Employee Director Plan”), previously filed as Appendix A to the Company’s Proxy Statement for its 1996 Annual Meeting of Shareholders. Pursuant to such plan, directors who are not also employees of the Company (each, a “Non-Employee Director”) receive non-qualified stock options every November 1st and 1,000 shares of restricted stock every November 15th. The terms of such awards are governed by the Non-Employee Director Plan and a standard form agreement for each type of award, which is delivered to each grantee. Copies of the standard form agreement for (i) non-qualified stock option grants under the Non-Employee Director Plan (the “NED NQ Agreement”) and (ii) restricted stock awards under the Non-Employee Director Plan (the “NED RS Agreement”) are attached hereto as Exhibits 99.5 and 99.6, respectively, and are incorporated herein by reference.

NED NQ Agreement: As detailed more fully in the NED NQ Agreement, grantees receive non-qualified stock options to purchase shares of Cooper common stock, par value $.10 per share, at a price equal to 100% of the fair market value of the common stock on the date of grant (calculated as the average of the high and low prices on the date of grant). Pursuant to the Non-Employee Director Plan, Non-Employee Directors receive options to purchase up to 17,500 shares of common stock and the Lead Director of the Board receives options to purchase up to 18,900 shares of common stock. The options become fully vested and exercisable when the fair market value of Cooper’s common stock (calculated using the average closing price over 30 consecutive calendar days) is ten percent higher than the fair market value of such stock on the date of grant, provided that all options not otherwise vested shall vest on the fifth anniversary of the date of grant. The options expire on the close of business on the tenth anniversary of the date of grant.

If the optionee ceases to serve as a director of the Company, the options, if not yet vested, vest immediately and remain exercisable until the earlier of the expiration date or the third anniversary of the director’s termination of service. However, if the optionee’s service as a director is terminated for Cause (as defined in the Non-Employee Director Plan) or the optionee fails to be re-nominated as a director for Cause, the options, even if vested, are forfeited.

NED RS Agreement: As detailed more fully in the NED RS Agreement, grantees receive the right to acquire 1,000 restricted shares of Cooper common stock, par value $.10 per share, for $100. All restrictions on the restricted stock are removed on the earlier of (i) the date when the average price of Cooper common stock over 30 consecutive calendar days increases 10% above the average of the high and low prices of such stock on the date of grant and (ii) the fifth anniversary of the date of grant. When the stock is restricted, the recipient Director may not sell, transfer, pledge or assign the restricted stock.

If the recipient ceases to serve as a director of the Company, the restricted stock which is still forfeitable immediately becomes nonforfeitable and all restrictions thereon are removed. However, if the recipient’s service as a director is terminated for Cause (as defined in the Non-Employee Director Plan) or the recipient fails to be re-nominated as a director for Cause, all shares of the restricted stock which are still forfeitable are forfeited and the Company will pay to the director an amount equal to the purchase price paid for such forfeited shares.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Document Description
99.1	The Cooper Companies 2004 Incentive Payment Plan

99.2	The Cooper Companies 2005 Incentive Payment Plan

99.3	Form of Incentive Stock Option Agreement Pursuant to The Cooper Companies, Inc. 2001 Long Term Incentive Plan

99.4	Compensation Arrangements for Non-Employee Directors

99.5	Form of Non-Qualified Stock Option Agreement Pursuant to The Cooper Companies, Inc. 1996 Long Term Incentive Plan for Non-Employee Directors

99.6	Form of Restricted Stock Agreement Pursuant to The Cooper Companies, Inc. 1996 Long Term Incentive Plan for Non-Employee Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COOPER COMPANIES, INC. (Registrant)

Date December 17, 2004
/s/ Carol R. Kaufman
(Signature)
	Name:	Carol R. Kaufman
	Title:	Senior Vice President of Legal Affairs, Secretary and Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Document Description
99.1	The Cooper Companies 2004 Incentive Payment Plan

99.2	The Cooper Companies 2005 Incentive Payment Plan

99.3	Form of Incentive Stock Option Agreement Pursuant to The Cooper Companies, Inc. 2001 Long Term Incentive Plan

99.4	Compensation Arrangements for Non-Employee Directors

99.5	Form of Non-Qualified Stock Option Agreement Pursuant to The Cooper Companies, Inc. 1996 Long Term Incentive Plan for Non-Employee Directors

99.6	Form of Restricted Stock Agreement Pursuant to The Cooper Companies, Inc. 1996 Long Term Incentive Plan for Non-Employee Directors